EXHIBIT 99.1

 Camden Property Trust Announces Third Quarter 2007 Operating Results

    HOUSTON--(BUSINESS WIRE)--Nov. 1, 2007--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the third quarter of 2007 totaled $0.91 per diluted share or $56.3 million, as compared to $1.24 per diluted share or $77.8 million for the same period in 2006. FFO for the three months ended September 30, 2006 included a $0.40 per diluted share impact from gain on sale of land.

    FFO for the nine months ended September 30, 2007 totaled $2.71 per diluted share or $170.0 million, as compared to $3.02 per diluted share or $183.1 million for the same period in 2006. FFO for the nine months ended September 30, 2006 included a $0.44 per diluted share impact from gain on sale of land.

    Net Income ("EPS")

    The Company reported net income ("EPS") of $11.9 million or $0.20 per diluted share for the third quarter of 2007, as compared to $125.5 million or $2.07 per diluted share for the same period in 2006. EPS for the three months ended September 30, 2006 included a $1.87 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations, net of minority interest.

    For the nine months ended September 30, 2007, net income totaled $67.5 million or $1.13 per diluted share, as compared to $201.5 million or $3.46 per diluted share for the same period in 2006. EPS for the nine months ended September 30, 2007 included a $0.45 per diluted share impact from gain on sale of discontinued operations, net of minority interest. EPS for the nine months ended September 30, 2006 included a $2.85 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations, net of minority interest.

    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 42,089 apartment homes included in consolidated same-property results, third quarter 2007 same-property net operating income ("NOI") growth was 3.8% compared to the third quarter of 2006, with revenues increasing 3.6% and expenses increasing 3.3%. On a sequential basis, third quarter 2007 same-property NOI decreased 3.0% compared to second quarter 2007, with revenues increasing 0.7% and expenses increasing 7.1% compared to the prior quarter. On a year-to-date basis, 2007 same-property NOI increased 5.1%, with revenue growth of 4.6% and expense growth of 3.8% compared to the same period in 2006. Same-property physical occupancy levels for the combined portfolio averaged 94.5% during the third quarter of 2007, compared to 94.8% in the second quarter of 2007 and 95.0% in the third quarter of 2006.

    The Company defines same-property communities as communities owned by Camden and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    During the third quarter, lease-up was completed at Camden Manor Park in Raleigh, NC, a $49.3 million project that is currently 94% occupied, and Camden Westwind in Ashburn, VA, a $95.1 million project that is currently 92% occupied.

    As of September 30, 2007, Camden had two wholly-owned apartment communities which were completed and in lease-up: Camden Old Creek in San Marcos, CA, a $98.0 million project that is currently 83% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 72% leased. The Company also had one joint venture community which was completed and in lease-up: Camden Plaza, a $42.9 million project that is currently 46% leased.

    The Company has four additional communities currently under construction and in lease-up: Camden Monument Place in Fairfax, VA, a $64.0 million project that is currently 50% leased; Camden City Centre in Houston, TX, a $54.0 million project that is currently 43% leased; Camden Potomac Yard in Arlington, VA, a $110.0 million project that is currently 5% leased; and Camden College Park in College Park, MD, a $139.9 million joint venture project that is currently 6% leased.

    Camden's current development pipeline under construction includes eight wholly-owned communities comprising 2,526 apartment homes with a total budgeted cost of $479.0 million. The Company also has four joint venture communities under construction comprising 1,257 apartment homes with a total budgeted cost of $325.0 million.

    Camden's future development pipeline currently consists of 20 potential developments comprising 6,494 apartment homes and a total estimated cost of $1.6 billion. The future pipeline represents projects in the early phase of the development process for which Camden either owns the land, has an option to acquire the land or enter into a leasehold interest, or is the buyer under a long-term conditional contract.

    Properties and Land Held for Sale

    At September 30, 2007, Camden had nine operating communities consisting of 2,515 apartment homes held for sale: Camden Glen, a 304-home apartment community in Greensboro, NC; Camden Wendover, a 216-home apartment community in Greensboro, NC; Camden Eastchase, a 220-home apartment community in Charlotte, NC; Camden Timber Creek, a 352-home apartment community in Charlotte, NC; Camden Ridge, a 208-home apartment community in Fort Worth, TX; Camden Terrace, a 340-home apartment community in Fort Worth, TX; Camden Ridgeview, a 167-home apartment community in Austin, TX; Camden Isles, a 484-home apartment community in Tampa, FL; and Camden Pinnacle, a 224-home apartment community in Denver, CO.

    The Company also had 5.5 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end.

    Subsequent to quarter-end, Camden completed the sale of Camden Ridge and Camden Terrace in Fort Worth, TX, for $24.2 million.

    Stock Repurchase

    During the quarter, Camden repurchased 868,365 common shares at an average price per share of $62.28, for a total of $54.1 million. Subsequent to quarter-end, the Company repurchased an additional 21,100 common shares at an average price per share of $59.88, for a total of $1.3 million. Year-to-date, Camden has repurchased 1,348,465 common shares at an average price per share of $64.11, for a total of $86.4 million. The Company currently has $163.6 million remaining under its stock repurchase program.

    Earnings Guidance

    Camden has updated earnings guidance for 2007 based on its current and expected views of the apartment market and general economic conditions. Full-year 2007 FFO is now expected to be between $3.62 and $3.67 per diluted share, and full-year 2007 EPS is expected to be between $1.33 and $1.38 per diluted share. Fourth quarter 2007 earnings guidance is $0.91 to $0.96 per diluted share for FFO and $0.20 and $0.25 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of operating properties. Camden intends to update its earnings guidance to the market on a quarterly basis.

    The Company's 2007 earnings guidance is based on projections of same-property NOI growth between 4.5% and 5.0%, revenue growth between 4.0% and 4.5% and expense growth between 3.4% and 3.8%. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, November 2, 2007 at 10:00 a.m. Central Time to review its third quarter results and discuss its outlook for future performance. To participate in the call, please dial (877) 407-0782 (domestic) or (201) 689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust Third Quarter 2007 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at (800) 922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 185 properties containing 63,914 apartment homes across the United States. Upon completion of 12 properties under development, the Company's portfolio will increase to 67,697 apartment homes in 197 properties.

    For additional information, please contact Camden's Investor
Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.






 CAMDEN                                             OPERATING RESULTS
           (In thousands, except per share and property data amounts)

 --------------------------------------------------------------------

 (Unaudited)                 Three Months Ended    Nine Months Ended
                                September 30,        September 30,
                             -------------------  -------------------
 OPERATING DATA                2007      2006       2007      2006
 --------------------------  -------------------  -------------------
 Property revenues
 Rental revenues             $137,394  $135,212   $405,889  $396,049
 Other property revenues       17,630    14,594     48,502    39,553
                             -------------------  -------------------
    Total property revenues   155,024   149,806    454,391   435,602

 Property expenses
 Property operating and
  maintenance                  44,328    43,947    121,884   118,782
 Real estate taxes             16,550    15,827     49,736    47,407
                             -------------------  -------------------
    Total property expenses    60,878    59,774    171,620   166,189

 Non-property income
 Fee and asset management       1,765     5,433      6,571    11,030
 Sale of technology
  investments                       -     1,602          -     1,602
 Interest and other income      2,008     1,733      5,380     6,097
 Income on deferred
  compensation plans            1,261     1,927      8,402     4,308
                             -------------------  -------------------
    Total non-property
     income                     5,034    10,695     20,353    23,037

 Other expenses
 Property management            4,448     4,629     13,976    13,821
 Fee and asset management         971     3,689      3,402     8,293
 General and administrative     8,110     9,849     24,076    25,299
 Interest                      27,737    29,055     84,806    91,229
 Depreciation and
  amortization                 42,446    39,173    120,834   114,281
 Amortization of deferred
  financing costs                 913       941      2,732     2,891
 Expense on deferred
  compensation plans            1,261     1,927      8,402     4,308
                             -------------------  -------------------
    Total other expenses       85,886    89,263    258,228   260,122
                             -------------------  -------------------

 Income from continuing
  operations before gain on
  sale of properties,
  equity in income of joint
  ventures, minority
  interests and income
  taxes                        13,294    11,464     44,896    32,328
 Gain on sale of
  properties, including
  land                              -    96,247          -    97,556
 Equity in income of joint
  ventures                       (147)    1,628      1,072     4,514
 Minority interests
    Distributions on
     perpetual preferred
     units                     (1,750)   (1,750)    (5,250)   (5,250)
    Income allocated to
     common units and other
     minority interests        (1,225)  (12,303)    (3,355)  (14,377)
                             -------------------  -------------------
 Income from continuing
  operations before income
  taxes                        10,172    95,286     37,363   114,771
    Income tax expense           (353)        -     (1,390)        -
    Income tax expense on
     sale of depreciable
     operating properties           -         -     (1,184)        -
                             -------------------  -------------------
 Income from continuing
  operations                    9,819    95,286     34,789   114,771
    Income from
     discontinued
     operations                 2,252     1,691      6,724     8,371
    Gain on sale of
     discontinued
     operations                     -    29,350     30,976    80,394
    Income from
     discontinued
     operations allocated
     to common units             (219)     (870)    (5,008)   (2,054)
                             -------------------  -------------------
 Net income                  $ 11,852  $125,457   $ 67,481  $201,482
                             ===================  ===================

 PER SHARE DATA
 --------------------------
   Net income - basic        $   0.20  $   2.15   $   1.15  $   3.59
   Net income - diluted          0.20      2.07       1.13      3.46
   Income from continuing
    operations - basic           0.17      1.63       0.59      2.05
   Income from continuing
    operations - diluted         0.17      1.57       0.58      1.98

 Weighted average number of
  common and common
  equivalent shares
  outstanding:
      Basic                    58,073    58,348     58,590    56,063
      Diluted                  58,993    61,250     59,634    58,904

 PROPERTY DATA
 --------------------------
   Total operating
    properties (end of
    period) (a)                   187       188        187       188
   Total operating
    apartment homes in
    operating properties
    (end of period) (a)        64,462    64,657     64,462    64,657
   Total operating
    apartment homes
    (weighted average)         53,466    56,161     53,329    56,624
   Total operating
    apartment homes -
    excluding discontinued
    operations (weighted
    average)                   50,951    51,835     50,275    51,365


 (a) Includes joint ventures and properties held for sale.

 Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.







 CAMDEN                                         FUNDS FROM OPERATIONS
           (In thousands, except per share and property data amounts)

 --------------------------------------------------------------------


 (Unaudited)                 Three Months Ended    Nine Months Ended
                                September 30,        September 30,
                             -------------------  -------------------
 FUNDS FROM OPERATIONS         2007      2006       2007      2006
 --------------------------- -------------------  -------------------

   Net income                $  11,852 $125,457   $ 67,481  $201,482
   Real estate depreciation
    and amortization from
    continuing operations       41,517   38,509    118,497   112,300
   Real estate depreciation
    from discontinued
    operations                       3    1,481      2,033     5,014
   Adjustments for
    unconsolidated joint
    ventures                     1,641      760      3,952     2,305
   Income from continuing
    operations allocated to
    common units                 1,051   12,255      2,835    14,226
   Income from discontinued
    operations allocated to
    common units                   219      870      5,008     2,054
   Income tax expense on
    sale of depreciable
    operating properties             -        -      1,184         -
   (Gain) on sale of
    operating properties             -  (91,581)         -   (91,581)
   (Gain) on sale of
    discontinued operations          -   (8,842)   (30,976)  (59,886)
   (Gain) on sale of joint
    venture properties               -   (1,085)         -    (2,848)
                             -------------------  -------------------
      Funds from operations
       - diluted             $  56,283 $ 77,824   $170,014  $183,066
                             ===================  ===================

 PER SHARE DATA
 ---------------------------
   Funds from operations -
    diluted                  $    0.91 $   1.24   $   2.71  $   3.02
   Cash distributions             0.69     0.66       2.07      1.98

 Weighted average number of
  common and common
  equivalent shares
  outstanding:
      FFO - diluted             61,978   62,885     62,634    60,666

 PROPERTY DATA
 ---------------------------
   Total operating
    properties (end of
    period) (a)                    187      188        187       188
   Total operating apartment
    homes in operating
    properties (end of
    period) (a)                 64,462   64,657     64,462    64,657
   Total operating apartment
    homes (weighted average)    53,466   56,161     53,329    56,624
   Total operating apartment
    homes - excluding
    discontinued operations
    (weighted average)          50,951   51,835     50,275    51,365


 (a) Includes joint ventures and properties held for sale.


 Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.







CAMDEN                                                  BALANCE SHEETS
                                                        (In thousands)

----------------------------------------------------------------------
(Unaudited)

                                 Sep 30,       Jun 30,      Mar 31,
                                   2007         2007         2007
                              ----------------------------------------
ASSETS
Real estate assets, at cost
  Land                         $    714,044 $    713,084 $    703,850
  Buildings and improvements      4,215,662    4,144,075    4,108,955
                              ----------------------------------------
                                  4,929,706    4,857,159    4,812,805
  Accumulated depreciation         (827,944)    (788,318)    (799,624)
                              ----------------------------------------
    Net operating real estate
     assets                       4,101,762    4,068,841    4,013,181
  Properties under
   development, including land      488,620      454,617      410,002
  Investments in joint
   ventures                          12,243       12,722        8,321
  Properties held for sale,
   including land                    73,325       72,577       32,879
                              ----------------------------------------
    Total real estate assets      4,675,950    4,608,757    4,464,383
Accounts receivable -
 affiliates                          36,171       35,341       34,854
Notes receivable
  Affiliates                         48,172       45,560       43,507
  Other                              11,565       11,565       11,565
Other assets, net (a)               129,810      136,524      118,329
Cash and cash equivalents             1,207        3,058        1,470
Restricted cash                       5,904       20,053        5,772
                              ----------------------------------------
    Total assets               $  4,908,779 $  4,860,858 $  4,679,880
                              ========================================



LIABILITIES AND SHAREHOLDERS'
 EQUITY
Liabilities
  Notes payable
    Unsecured                  $  2,198,628 $  2,065,175 $  1,897,865
    Secured                         565,564      566,001      568,731
Accounts payable and accrued
 expenses                           110,643      128,892      110,486
Accrued real estate taxes            42,151       29,785       16,036
Other liabilities (b)               117,317      115,547      110,684
Distributions payable                44,180       44,982       45,137
                              ----------------------------------------
    Total liabilities             3,078,483    2,950,382    2,748,939

Commitments and contingencies

Minority interests
  Perpetual preferred units          97,925       97,925       97,925
  Common units                      104,176      105,353      102,217
  Other minority interests           10,740       10,916       10,335
                              ----------------------------------------
    Total minority interests        212,841      214,194      210,477

Shareholders' equity
  Common shares of beneficial
   interest                             654          654          654
  Additional paid-in capital      2,207,333    2,204,525    2,199,713
  Distributions in excess of
   net income                      (269,667)    (241,711)    (243,786)
  Employee notes receivable          (1,963)      (1,976)      (2,025)
  Treasury shares, at cost         (318,902)    (265,210)    (234,092)
                              ----------------------------------------
    Total shareholders' equity    1,617,455    1,696,282    1,720,464
                              ----------------------------------------
    Total liabilities and
     shareholders' equity      $  4,908,779 $  4,860,858 $  4,679,880
                              ========================================



(a) includes:
   net deferred charges of:    $     10,308 $     11,565 $      9,724
   value of in place leases
    of:                        $        703 $      1,091 $         61

(b) includes:
   deferred revenues of:       $      2,738 $      2,937 $      3,321
   above/below market leases
    of:                        $         25 $         43 $          8
   distributions in excess of
    investments in joint
    ventures of:               $     20,867 $     19,549 $     18,805

                                              Dec 31,       Sep 30,
                                                2006         2006
                                           ---------------------------
ASSETS
Real estate assets, at cost
  Land                                      $    693,312 $    683,645
  Buildings and improvements                   4,036,286    3,988,031
                                           ---------------------------
                                               4,729,598    4,671,676
  Accumulated depreciation                      (762,011)    (725,790)
                                           ---------------------------
    Net operating real estate assets           3,967,587    3,945,886
  Properties under development, including
   land                                          369,861      351,246
  Investments in joint ventures                    9,245        8,266
  Properties held for sale, including land        32,763       45,074
                                           ---------------------------
    Total real estate assets                   4,379,456    4,350,472
Accounts receivable - affiliates                  34,170       33,624
Notes receivable
  Affiliates                                      41,478       31,037
  Other                                            3,855        3,855
Other assets, net (a)                            121,336      112,801
Cash and cash equivalents                          1,034        8,061
Restricted cash                                    4,721        5,541
                                           ---------------------------
    Total assets                            $  4,586,050 $  4,545,391
                                           ===========================



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable
    Unsecured                               $  1,759,498 $  1,693,106
    Secured                                      571,478      587,347
Accounts payable and accrued expenses            124,834      120,566
Accrued real estate taxes                         23,306       41,165
Other liabilities (b)                            105,999      101,332
Distributions payable                             43,068       43,056
                                           ---------------------------
    Total liabilities                          2,628,183    2,586,572

Commitments and contingencies

Minority interests
  Perpetual preferred units                       97,925       97,925
  Common units                                   115,280      116,776
  Other minority interests                        10,306       10,002
                                           ---------------------------
    Total minority interests                     223,511      224,703

Shareholders' equity
  Common shares of beneficial interest               650          650
  Additional paid-in capital                   2,183,622    2,176,170
  Distributions in excess of net income         (213,665)    (206,442)
  Employee notes receivable                       (2,036)      (2,047)
  Treasury shares, at cost                      (234,215)    (234,215)
                                           ---------------------------
    Total shareholders' equity                 1,734,356    1,734,116
                                           ---------------------------
    Total liabilities and shareholders'
     equity                                 $  4,586,050 $  4,545,391
                                           ===========================



(a) includes:
   net deferred charges of:                 $     10,295 $     11,155
   value of in place leases of:             $        242 $        452

(b) includes:
   deferred revenues of:                    $      3,875 $      5,256
   above/below market leases of:            $         32 $         80
   distributions in excess of investments
    in joint ventures of:                   $     18,350 $     18,044




CAMDEN                                     NON-GAAP FINANCIAL MEASURES
                                         DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)

----------------------------------------------------------------------

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.


FFO
-----------
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:




                             Three Months Ended    Nine Months Ended
                                September 30,        September 30,
                             -------------------  -------------------
                               2007      2006       2007      2006
                             -------------------  -------------------
  Net income                 $  11,852 $125,457   $ 67,481  $201,482
  Real estate depreciation
   and amortization from
   continuing operations        41,517   38,509    118,497   112,300
  Real estate depreciation
   from discontinued
   operations                        3    1,481      2,033     5,014
  Adjustments for
   unconsolidated joint
   ventures                      1,641      760      3,952     2,305
  Income from continuing
   operations allocated to
   common units                  1,051   12,255      2,835    14,226
  Income from discontinued
   operations allocated to
   common units                    219      870      5,008     2,054
  Income tax expense on sale
   of depreciable operating
   properties                        -        -      1,184         -
  (Gain) on sale of
   operating properties              -  (91,581)         -   (91,581)
  (Gain) on sale of
   discontinued operations           -   (8,842)   (30,976)  (59,886)
  (Gain) on sale of joint
   venture properties                -   (1,085)         -    (2,848)
                             -------------------  -------------------
     Funds from operations -
      diluted                $  56,283 $ 77,824   $170,014  $183,066
                             ===================  ===================

Weighted average number of
 common and common
 equivalent shares
 outstanding:
    EPS diluted                 58,993   61,250     59,634    58,904
    FFO diluted                 61,978   62,885     62,634    60,666

 Net income per common share
  - diluted                  $    0.20 $   2.07   $   1.13  $   3.46
 FFO per common share -
  diluted                    $    0.91 $   1.24   $   2.71  $   3.02




Expected FFO
------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:




                                      4Q07 Range        2007 Range
                                      Low    High       Low    High
                                    ---------------   ---------------

Expected net income per share -
 diluted                            $ 0.20  $ 0.25    $ 1.33  $ 1.38
Expected difference between EPS and
 fully diluted FFO shares            (0.01)  (0.01)    (0.05)  (0.05)
Expected real estate depreciation     0.67    0.67      2.59    2.59
Expected adjustments for
 unconsolidated joint ventures        0.02    0.02      0.08    0.08
Expected income allocated to common
 units                                0.03    0.03      0.15    0.15
Expected (gain) on sale of
 properties held in joint ventures    0.00    0.00      0.00    0.00
Expected (gain) on sale of
 properties and properties held for
 sale                                 0.00    0.00     (0.48)  (0.48)
                                    ---------------   ---------------
Expected FFO per share - diluted    $ 0.91  $ 0.96    $ 3.62  $ 3.67


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.




Net Operating Income (NOI)
--------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:




                              Three Months Ended   Nine Months Ended
                                September 30,        September 30,
                             -------------------  -------------------
                               2007      2006       2007      2006
                             -------------------  -------------------
Net income                   $ 11,852  $125,457   $ 67,481  $201,482
Fee and asset management       (1,765)   (5,433)    (6,571)  (11,030)
Sale of technology
 investments                        -    (1,602)         -    (1,602)
Interest and other income      (2,008)   (1,733)    (5,380)   (6,097)
Income on deferred
 compensation plans            (1,261)   (1,927)    (8,402)   (4,308)
Property management expense     4,448     4,629     13,976    13,821
Fee and asset management
 expense                          971     3,689      3,402     8,293
General and administrative
 expense                        8,110     9,849     24,076    25,299
Interest expense               27,737    29,055     84,806    91,229
Depreciation and
 amortization                  42,446    39,173    120,834   114,281
Amortization of deferred
 financing costs                  913       941      2,732     2,891
Expense on deferred
 compensation plans             1,261     1,927      8,402     4,308
Gain on sale of properties,
 including land                     -   (96,247)         -   (97,556)
Equity in income of joint
 ventures                         147    (1,628)    (1,072)   (4,514)
Distributions on perpetual
 preferred units                1,750     1,750      5,250     5,250
Income allocated to common
 units and other minority
 interests                      1,225    12,303      3,355    14,377
Income tax expense                353         -      1,390         -
Income tax expense on sale
 of depreciable operating
 properties                         -         -      1,184         -
Income from discontinued
 operations                    (2,252)   (1,691)    (6,724)   (8,371)
Gain on sale of discontinued
 operations                         -   (29,350)   (30,976)  (80,394)
Income from discontinued
 operations allocated to
 common units                     219       870      5,008     2,054
                             -------------------  -------------------
   Net Operating Income
    (NOI)                    $ 94,146  $ 90,032   $282,771  $269,413

"Same Property" Communities  $ 77,204  $ 74,406   $234,692  $223,308
Non-"Same Property"
 Communities                    9,757     6,723     27,569    16,068
Development and Lease-Up
 Communities                    1,292      (115)     2,084      (130)
Redevelopment Communities       5,425     5,931     16,746    17,551
Dispositions / Other              468     3,087      1,680    12,616
                             -------------------  -------------------
  Net Operating Income (NOI) $ 94,146  $ 90,032   $282,771  $269,413




EBITDA
------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:



                              Three Months Ended   Nine Months Ended
                                September 30,        September 30,
                             -------------------  -------------------
                               2007      2006       2007      2006
                             -------------------  -------------------
Net income                   $  11,852 $125,457   $ 67,481  $201,482
Interest expense                27,854   29,176     85,162    91,592
Amortization of deferred
 financing costs including
 discontinued operations           913      941      2,732     2,897
Depreciation and
 amortization                   42,446   39,173    120,834   114,281
Distributions on perpetual
 preferred units                 1,750    1,750      5,250     5,250
Income allocated to common
 units and other minority
 interests                       1,225   12,303      3,355    14,377
Income tax expense                 353        -      1,390         -
Income tax expense on sale
 of depreciable operating
 properties                          -        -      1,184         -
Real estate depreciation
 from discontinued
 operations                          3    1,481      2,033     5,014
Gain on sale of properties,
 including land                      -  (96,247)         -   (97,556)
Equity in income of joint
 ventures                          147   (1,628)    (1,072)   (4,514)
Gain on sale of discontinued
 operations                          -  (29,350)   (30,976)  (80,394)
Income from discontinued
 operations allocated to
 common units                      219      870      5,008     2,054
                             -------------------  -------------------
 EBITDA                      $  86,762 $ 83,926   $262,381  $254,483


    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549